EXHIBIT 4.1


           NUMBER                                                   SHARES
                               [GRAPHIC OMITTED]
INCORPORATED UNDER THE LAWS                       SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE
                                                             CUSIP 37245M 20 7

This Certifies that


is the registered holder of


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF


---------------------------                       -----------------------------
                             Genta Incorporated
---------------------------                       -----------------------------

---------------------------                       -----------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                      Genta Incorporated
                                         INCORPORATED
                                             1988
-------------------------------------      DELAWARE      -----------------------
      EXECUTIVE VICE PRESIDENT,                               CHAIRMAN AND
CHIEF FINANCIAL OFFICER AND SECRETARY                    CHIEF EXECUTIVE OFFICER

                               Genta Incorporated

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the Corporation and First Interstate Bank of California (now known as ChaseMellon Shareholder Services, L.LC.) (the "Rights Agent") dated as of December 16, 1993 (as amended, the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on fife at the principal offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed may expire, or may be evidenced by separate certificates and will no longer be evidenced by this Certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge within five days after receipt of a written request therefor. Under certain circumstances, Rights issued to Acquiring Persons (as defined in the Rights Agreement) or certain related Persons and any subsequent holder of such Rights may become null and void.

     The following abtiteviations, when used in the inscription on the face of this certificate, shall be construed an though they were wrttten out in full according to applicable laws or regulations:

TEN COM  -- as tenants in Common                   UNIF GIFT MIN ACT -- ___________Custodian__________
TEN ENT  -- as tenants by the entireties                                   (Cust)            (Minor)
JT TEN   -- as joint tenants with right of                              under uniform Gifts to Minor Act
            survivorship and not as tenants                             ______________________________
            in common                                                               (State)
                                                   UNIF TRF MIN ACT --  ___________Custodian (until age____)
                                                                          (Cust)
                                                                        ___________and Uniform Transfers
                                                                          (Minor)
                                                                        to Minors Act___________________
                                                                                          (State)

     Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------



--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________

                                            X--------------------------------


                                            X--------------------------------
                                             THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S)

                                     NOTICE: AS WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR
                                             ENLARGEMENT OR ANY CHANGE
                                             WHATEVER.

Signature(s) Guaranteed



By
   -------------------------------------
THE SIGNATURES(s) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM). PURSUANT
TO S.E.C. RULE 17Ad-15